Exhibit 99.2

July 28, 2015

MVW Owner Trust 2015-1

Marriott Ownership Resorts, Inc. delivered or caused to be delivered loan files to Wells Fargo Bank, N.A., as custodian (the “Custodian”) for loans intended for inclusion in a rated securitization transaction referred to as MVW Owner Trust 2015-1. Marriott Ownership Resorts, Inc. also delivered data for each loan with respect to the loan number, the original loan amount, the interest rate and the maturity date to the Custodian to be reviewed against the loan documents in the loan files. The Custodian loaded the data to a system of record and reviewed the documents in each loan file against the data. The only discrepancy found in such review is listed below:

Document Description	Exception Description	Exception Count
Title Policy	Loan Amount does not Match Schedule	1
	Total	1

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July 28, 2015